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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2000


                             BLUE RHINO CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                    0-14133                 56-1870472
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(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)               FILE NO.)             IDENTIFICATION NO.)


         104 CAMBRIDGE PLAZA DRIVE, WINSTON-SALEM, NORTH CAROLINA 27104
         --------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (336) 659-6900
                                                         -----------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


      THIS AMENDMENT NO. 1 TO THE CURRENT REPORT ON FORM 8-K FOR BLUE RHINO
             CORPORATION ("BLUE RHINO") IS BEING FILED TO PROVIDE THE
                  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL
                         INFORMATION REQUIRED BY ITEM 7.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. THE
FOLLOWING FINANCIAL STATEMENTS AND PRO FORMA INFORMATION ARE FILED AS PART OF THIS REPORT.

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(a) Financial Statements of Business Acquired

QUICKSHIP, INC. ("QUICKSHIP").

    Independent Auditors' Report (Ernst & Young LLP) (Exhibit 99.1)          1

    Balance Sheets as of December 31, 1999 and 1998 (Exhibit 99.1)           2

    Statements of Operations for the years ended December 31, 1999
    and 1998 (Exhibit 99.1)                                                  4

    Statements of Shareholders' Deficit for the years ended
    December 31, 1999 and 1998 (Exhibit 99.1)                                5

    Statements of Cash Flows for the years ended December 31, 1999
    and 1998 (Exhibit 99.1)                                                  6

    Notes to Financial Statements (Exhibit 99.1)                             8

(b) Unaudited Condensed Financial Statements

    Unaudited Balance Sheet as of July 31, 2000 (Exhibit 99.2)               1

    Unaudited Statements of Operations for the seven-month period
    ended July 31, 2000 and 1999 (Exhibit 99.2)                              2

    Unaudited Statements of Cash Flows for the seven-month period
    ended July 31, 2000 and 1999 (Exhibit 99.2)                              3

    Notes to Unaudited Condensed Financial Statements (Exhibit 99.2)         4

(c) Pro Forma Financial Information, Blue Rhino Corporation, QuickShip (on a consolidated basis)

    Unaudited Pro Forma Information (Exhibit 99.3)                           1

    Unaudited Pro Forma Balance Sheet as of July 31, 2000 (Exhibit 99.3)     2

    Notes to Unaudited Pro Forma Balance Sheet as of July 31, 2000
    (Exhibit 99.3)                                                           3

    Unaudited Pro Forma Statement of Operations for the twelve months
    ended July 31, 1999 (Exhibit 99.3)                                       5

    Unaudited Pro Forma Statement of Operations for the three months
    ended October 31, 2000 (Exhibit 99.3)                                    6

    Notes to the Unaudited Pro Forma Statements of Operations
    (Exhibit 99.3)                                                           7

(d)      Exhibits.

23.1     Consent of ERNST & YOUNG LLP

99.1     Financial Statements of Business Acquired - QUICKSHIP

99.2     Unaudited Condensed Financial Statements

99.3     Pro Forma Financial Information

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE RHINO CORPORATION (Registrant)


By: /s/ Mark Castaneda
   -------------------------------------
   Secretary and Chief Financial Officer

DATED: January 12, 2001